SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K




                                 Current Report
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                                November 13, 2002
                ------------------------------------------------
                Date of Report (Date of Earliest Event Reported)



                                EQUITY INNS, INC.
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)



          Tennessee                      01-12073                62-1550848
----------------------------      ---------------------      -------------------
(State of Other Jurisdiction      (Commission File No.)       (I.R.S. Employer
       of Incorporation)                                     Identification No.)


                            7700 Wolf River Boulevard
               ---------------------------------------------------
                           Germantown, Tennessee 38138
               (Address of Principal Executive Offices) (Zip Code)


                                 (901) 754-7774
              ----------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)





                                       N/A
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

ITEM 9.           REGULATION FD DISCLOSURE

         On November 13, 2002, Equity Inns, Inc.(the "Company") filed with the Commission its Quarterly Report on Form 10-Q for the period ended September 30, 2002 accompanied by the certifications of Phillip H. McNeill, Sr., the Company's chief executive officer, and Donald H. Dempsey, the Company's chief financial officer, required pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002. Conformed copies of the certifications are attached hereto as Exhibits 99.1 and 99.2.

         The information provided in this report (including Exhibits 99.1 and 99.2) is furnished pursuant to Item 9 of Form 8-K and shall not be deemed to be filed for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. This report will not be deemed an admission as to the materiality of any information contained herein that is required to be disclosed solely by Regulation FD.

                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           EQUITY INNS, INC.



November 13, 2002                          /s/Donald H. Dempsey
-----------------                          -------------------------------------
                                           Donald H. Dempsey
                                           Executive Vice President, Secretary,
                                           Treasurer and Chief Financial Officer

                                LIST OF EXHIBITS

99.1 -- Certification of Phillip H. McNeill, Sr., Chief Executive Officer of Equity Inns, Inc., pursuant to 18 U.S.C. Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and dated November 13, 2002

99.2 -- Certification of Donald H. Dempsey, Chief Financial Officer of Equity Inns, Inc., pursuant to 18 U.S.C. Section 1350 as adopted pursuant to
          Section 906 of the Sarbanes-Oxley Act of 2002 and dated November 13, 2002